Exhibit 99.2

Final tax characteristics of the cash distribution paid to EchoStar stockholders on December 14, 2004:

		Cash	Total
Record	Payable	Distribution	Ordinary	Qualified	Nontaxable
Date	Date	Per Share	Dividend	Dividends	Distribution

12/08/2004	12/14/2004	$1.00	$0.50	$0.50	$0.50